Related Party Transactions	6 Months Ended
Jun. 30, 2025
Related Party Transactions [Abstract]
RELATED PARTY TRANSACTIONS

NOTE 10:- RELATED PARTY TRANSACTIONS

a.	Since the Company’s inception, Israel Bar, the Company’s Chief Executive Officer, director and largest shareholder, and Joseph Gottlieb, a then director of the Company and the Company’s second largest shareholder, have provided loans to the Company in an aggregate amount of NIS 7,513,887 (approximately $2,282,364). On May 9, 2021, the Company entered into a loan facility agreement (as amended on June 30, 2021, the “Loan Facility Agreement”), effective as of January 1, 2021, with Mr. Bar and Mr. Gottlieb. The total outstanding amount under the Loan Facility Agreement after giving effect to the Amendment was NIS 3,480,306 (approximately $1,088,250). Mr. Gottlieb passed away in April 2025. As of June 30, 2025, the outstanding balance due under the Loan Facility Agreement was $375,972.

b.	On March 3, 2021, the Company entered into a service agreement with a relative of the Company’s Chief Executive Officer and director (the “Service Provider”), pursuant to which the Service Provider provides the Company with mechanical design services as requested by the Company in exchange for hourly compensation of NIS 195 (approximately $54). Effective February 2022, the hourly rate under the agreement was increased to NIS 350 (approximately $97). The amended terms of the Service Provider’s agreement were approved by the audit committee of the board of directors of the Company and the board of directors of the Company on March 14, 2024 and March 20, 2024, respectively, and were ratified by the Company’s shareholders at the Company’s 2024 annual general meeting of shareholders held on May 15, 2024. As of June 30, 2025, the Company recorded expenses of $52,515 related to the service agreement with the Service Provider.